Supplement dated May 26, 2023 to the Initial Summary Prospectuses, Updating Summary Prospectuses and Statutory Prospectus dated May 1, 2023 for the Schwab Retirement Income Variable Annuity contracts issued by Pacific Life Insurance Company.

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2023, the underlying fund information related to Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Schwab VIT Growth Portfolio; Charles Schwab Investment Management, Inc.	0.55%	-17.24%	3.19%	5.59%
Seeks the highest current income consistent with stability of capital and liquidity.	Schwab Government Money Market Portfolio*; Charles Schwab Investment Management, Inc.	0.26%[1]	2.85%	1.25%	0.71%

*The Schwab Government Money Market Portfolio is only available to California applicants age 60 or older during the Right to Cancel "Free Look" period.1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. SRIVA0523